EXHIBIT 99.1


                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the securities of Granite Broadcasting Corporation and that this Agreement be filed as an Exhibit to such statement on Schedule 13D.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 18th day of December 2000.


                                        SANDLER CAPITAL MANAGEMENT
                                        By:  MJDM Corp., a General Partner

                                        By:  /s/  Moira Mitchell
                                             -----------------------------------
                                                  Name:  Moira Mitchell
                                                  Title: President


                                        SANDLER ASSOCIATES

                                        By:  /s/  Andrew Sandler
                                             -----------------------------------
                                                  Name:  Andrew Sandler
                                                  Title: General Partner


                                        ARH CORP.

                                        By:  /s/  Jeffrey Levine
                                             -----------------------------------
                                                  Name:  Jeffrey Levine
                                                  Title: President


                                        MJDM CORP.

                                        By:  /s/  Moira Mitchell
                                             -----------------------------------
                                                  Name:  Moira Mitchell
                                                  Title: President


                                        FOUR JK CORP.

                                        By:  /s/  Moira Mitchell
                                             -----------------------------------
                                                  Name:  Moira Mitchell
                                                  Title: President


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                                        ALCR CORP.

                                        By:  /s/  Moira Mitchell
                                             -----------------------------------
                                                  Name:  Moira Mitchell
                                                  Title: Vice President and
                                                         Secretary


                                        /s/  Harvey Sandler
                                        ----------------------------------------
                                        Harvey Sandler

                                        /s/  Michael J. Marocco
                                        ----------------------------------------
                                        Michael J. Marocco

                                        /s/  John Kornreich
                                        ----------------------------------------
                                        John Kornreich

                                        /s/  Andrew Sandler
                                        ----------------------------------------
                                        Andrew Sandler


                                        J.K. MEDIA, L.P.

                                        By:  /s/  John Kornreich
                                             -----------------------------------
                                                  Name:  John Kornreich
                                                  Title: General Partner

                                        /s/  Phyllis Sandler
                                        ----------------------------------------
                                        Phyllis Sandler


                                  Page 32 of 32